UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

October 1, 2009

AB&T FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-53249	26-2588442
(State or other jurisdiction Of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina 28054

(Address of Principal Executive Offices) (Zip Code)

(704) 867-5828

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

     On October 1, 2009, the board of directors of AB&T Financial Corporation, Gastonia, North Carolina, exercised its right to unilaterally terminate the agreement and plan of merger dated February 16, 2009, by and between AB&T Financial Corporation and 1st Financial Services Corporation, Hendersonville, North Carolina. The agreement provided for the merger of AB&T with and into 1st Financial. The board of directors of AB&T elected to terminate the agreement pursuant to section 8.02(a)(v) thereof, which permitted AB&T to terminate the agreement in the event the merger did not become effective on or before September 30, 2009.

Item 8.01 Other Events

     On October 1, 2009, AB&T issued a press release announcing the termination of its agreement and plan of merger with 1st Financial. A copy of the press release is included as exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Number	Title
99.1	Press Release dated October 1, 2009, Regarding Termination of Merger Agreement

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of AB&T Financial Corporation’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of the company’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the company’s control).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                          AB&T Financial Corporation
                                                                                                                                                                        (Registrant)

Date:     October 5, 2009

                                                                                                                                                             /s/ Daniel C. Ayscue

                                                                                                                                                            Daniel C. Ayscue
                                                                                                                                                            President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Dated October 1, 2009, Regarding Termination of Merger Agreement